                                                                    Exhibit 1(a)

                                  ONEOK, INC.

                                  $240,000,000
                              Floating Rate Notes
                                 Due 2002

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                                  April 18, 2000



BANC OF AMERICA SECURITIES LLC
BANC ONE CAPITAL MARKETS, INC.
CHASE SECURITIES INC.
SALOMON SMITH BARNEY INC.
c/o Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina 28255

Dear Sirs:

     ONEOK, Inc., an Oklahoma corporation (the "Company"), proposes to issue and sell an aggregate of $240,000,000 principal amount of the Company's Floating Rate Notes due 2002 (the "Securities") to be issued pursuant to an Indenture, dated as of September 24, 1998 (as amended or supplemented through the date hereof, the "Indenture"), between the Company and Chase Bank of Texas, National Association, as Trustee (the "Trustee"). The Securities will be sold to the underwriters named in Schedule I (collectively, the "Underwriters").

     The purchase price for the Securities to be paid by the Underwriters shall be agreed upon by the Company and the Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.

     The Company confirms as follows its agreements with the Underwriters.

     1.   Agreement to Sell and Purchase.  On the basis of the representations,
          ------------------------------
warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to the Underwriters, and the Underwriters agree to purchase from the Company, the principal amount of the Securities, all at the purchase price to be agreed upon by the Underwriters and the Company and set forth in the Price Determination Agreement.

     2.   Delivery and Payment.  Delivery of the Securities shall be made to the
          --------------------
Underwriters against payment of the purchase price by wire transfers in immediately available funds to an account specified by the Company. Such payment shall be made at 10:00 a.m., New York City time, on the third business day after the date on which the first bona fide offering of the Securities to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date as may be agreed upon by the Company and the Underwriters (such date is hereinafter referred to as the "Closing Date"). Delivery of the Securities shall be made through the facilities of the Depository Trust Company unless the Underwriters shall otherwise instruct.

     3.   Representations and Warranties of the Company.  The Company
          ---------------------------------------------
represents, warrants and covenants to the Underwriters that:

          (a) The Company meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-76375) on Form S-3 relating to the Securities including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Underwriters. The term "Registration Statement" means the registration statement as amended at the time it became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A or Rule 434 of the Rules and Regulations. If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in connection with the offering of the Securities and the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms

"amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with the applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), the rules and regulations thereunder (the "Trust Indenture Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement, or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus under the caption "Underwriting" constitute the only information relating to the Underwriters furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 497 (if required), and at all subsequent times to and including the Closing Date, the Indenture did or will comply with all applicable provisions of the Trust Indenture Act and the Trust Indenture Act Rules and Regulations.

          (c) The documents that are incorporated by reference in the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the date hereof shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

          (d) The only subsidiaries (as defined in the Rules and Regulations) of the Company are the subsidiaries named on Schedule II (the "Subsidiaries"). The Company and each of its Subsidiaries is, and at the Closing Date will be, a corporation, limited liability company, general partnership or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. The Company and each of its Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each of its Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation, limited liability company, general partnership or limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, cash flow, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise (a "Material Adverse Effect"). All of the outstanding shares of capital stock, capital interests or partnership interests of the Subsidiaries have been duly authorized and validly issued and, as to capital stock, are fully paid and non-assessable, and are owned by the Company free and clear of all security interests, liens, encumbrances and claims whatsoever. Except for the stock of or interests in the Subsidiaries and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificate of incorporation, by-laws or other organizational documents of the Company and each of its significant subsidiaries (as defined in Rule 1-02(w) of Regulation S-X of the Rules and Regulations) and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

          (e) The Securities and the issuance and sale of the Securities to the Underwriters pursuant to the Indenture and this Agreement have been duly and validly authorized by the Company and, when authenticated by the Trustee and issued, delivered and sold in accordance with this Agreement and the Indenture and paid for in accordance with the terms of this Agreement, will have been duly and validly executed, authenticated, issued and delivered in accordance with the terms of the Indenture and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms and entitled to the benefits provided by the Indenture. At the Closing Date, the Company will have an authorized and outstanding capitalization as set forth in the Prospectus.

          (f) The description of the Securities in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all respects. The Indenture conforms to the description thereof contained in the Registration Statement and the Prospectus.

          (g) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus, and any amendment or supplement thereto, present fairly the consolidated financial condition of the Company, as of the date thereof and the consolidated results of operations and cash flows of the Company for the period covered thereby, in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. KPMG LLP (the "Accountant"), the accountants who certified the financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus, and any amendment or supplement thereto, are independent public accountants with respect to the Company as required by the Act. There are no pro forma financial statements or other pro forma financial information required to be included or incorporated by reference in the Registration Statement or the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act or the Rules and Regulations to be included or incorporated by reference in the Registration Statement or the Prospectus.

          (h) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company and its Subsidiaries. The Company and each of its Subsidiaries maintains a system of internal accountings control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, arising for any reason whatsoever, (ii) neither the Company nor any of its Subsidiaries has incurred nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock, other than the ordinary quarterly dividend paid or payable by the Company to holders of its common stock and preferred stock consistent with past practices.

          (j) The Company is not an "investment company" or a company "controlled by" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (k) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any of its Subsidiaries or any of their respective directors or officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might have a Material Adverse Effect.

          (l) The Company and each of its Subsidiaries has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to carry on its business as contemplated in the Prospectus, except for the Governmental Licenses the absence of which would not have a Material Adverse Effect, (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business and (iii) performed all its material obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected, other than defaults that would not, individually or in the aggregate, result in a Material Adverse Effect. To the best knowledge of the Company and each of its Subsidiaries, no other party under any contract or other agreement to which it is a party is in material default in any respect thereunder.
Neither the Company nor any of its Subsidiaries is, nor at the Closing Date will any of them be, in violation of any provision of its certificate of incorporation, by-laws or other organizational documents.

          (m) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Securities by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby and in the Indenture and the Securities, except such as have been obtained under the Act, the Trust Indenture Act, the Trust Indenture Act Rules and Regulations or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Securities.

          (n) The Company has full corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The Indenture has been duly authorized and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms. The performance by the Company of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated hereby and thereby and the application of the net proceeds from the offering and sale of the Securities to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, any material contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries.

          (o) The Company and each of its Subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or its Subsidiaries. The Company and each of its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries.

          (p) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof.

          (q) No statement, representation, warranty or covenant made by the Company in this Agreement or the Indenture or made in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect in any material respect.

          (r) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (s) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated by this Agreement.

          (t) The Company and its Subsidiaries are in substantial compliance with all federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees; no labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent or threatened; and the Company is not aware of any existing, imminent or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in a Material Adverse Effect.

          (u) The Company and its Subsidiaries own, or are licensed or otherwise have the full exclusive right to use, all material trademarks, service marks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name.

The use, in connection with the business and operations of the Company and its Subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

          (v) Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

          (w) All United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed or extensions have been granted, and all other franchise and income tax returns of the Company and its Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except tax assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided and taxes that are currently payable without penalty or interest. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional income or corporate franchise tax for any years not finally determined.

          (x) The Company's systems and software are Year 2000 compliant. The Company has not experienced, and does not expect to experience, any adverse effects with respect to its operations to the extent it was affected by computer hardware or software applications not, in the case of dates or time periods occurring after December 31, 1999, functioning at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000, except such as would not, individually or in the aggregate, result in a Material Adverse Effect.

          (y) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

          (z) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the

Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus, there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including, without limitation, costs of compliance therewith) which would, singly or in the aggregate have a Material Adverse Effect.

          (aa) Except as disclosed in the documents incorporated by reference in the Prospectus, neither the Company nor any of its Subsidiaries has received any communication (written or oral), whether from a governmental authority, citizens' group, employee or otherwise, asserting that the Company or any of its Subsidiaries or any other person or entity for whom any of them is or may be liable is not in compliance with any Environmental Laws or permit or authorization required under applicable Environmental Laws where such failure to comply would have a Material Adverse Effect, and there are no circumstances that may prevent or interfere with such full compliance in the future, except where failure so to comply would not have a Material Adverse Effect.

          (bb) The Company maintains insurance with respect to its properties and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

          (cc) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company, or with respect to which the Company could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of the Company, there exists no condition or set of circumstances, in connection with which the Company could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could have a Material Adverse Effect.

     4.   Agreements of the Company.  The Company agrees with the Underwriters
          -------------------------
as follows:

          (a) The Company will not, during such period as the Prospectus is required by law to be delivered in connection with sales of the Securities by the Underwriters or a dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have objected thereto in good faith.

          (b) The Company will notify the Underwriters promptly, and will confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of
Section 4(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Underwriters promptly of all such filings.

          (c) The Company has furnished, or will furnish, to the Underwriters, without charge, two conformed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus).

          (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

          (e) On the Effective Date, and thereafter from time to time, the Company will deliver to the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto, as the Underwriters may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriters and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur that in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to the Underwriters, without charge, such number of copies thereof as the Underwriters may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Securities by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus and if such document is not approved by the Underwriters after reasonable notice thereof.

          (f) Prior to any public offering of the Securities by the Underwriters, the Company will cooperate with the Underwriters and the Underwriters' counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

          (g) During the period of two years commencing on the date of the Price Determination Agreement, the Company will furnish to the Underwriters copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Underwriters a copy of each annual or other report it shall be required to file with the Commission.

          (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the "effective date of the Registration Statement" (as defined in Rule 158 of the Rules and Regulations) falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after such "effective date of the Registration Statement," and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

          (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus and the Indenture, (ii) the preparation and delivery of certificates representing the Securities, (iii) the printing of this Agreement and any Dealer Agreements, (iv) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold,
(v) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (vii) counsel to the Company, (viii) the transfer agent and registrar for the Securities, (ix) the rating of the Securities by one or more rating agencies, (x) the Trustee and any agent of the Trustee and the fees, disbursements and other charges of counsel for the Trustee in connection with the Indenture and the Securities and (xi) the Accountant. Except as otherwise provided in this Section 4, the Underwriters shall pay all of their own costs and expenses.

          (j) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by it in connection herewith.

          (k) The Company will not at any time, directly or indirectly, take any action intended, or that might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Securities to facilitate the sale or resale of any of the Securities.

          (l) The Company will apply the net proceeds from the offering and sale of the Securities in the manner set forth in the Prospectus under "Use of Proceeds."

          (m) The Company will not claim the benefit of any usury law against any holders of Securities.

     5.   Conditions of Obligations of the Underwriters.  In addition to the
          ---------------------------------------------
execution and delivery of the Price Determination Agreement, the obligations of the Underwriters hereunder are subject to the following conditions:

          (a) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto in good faith, and the Underwriters shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer, President or a Vice President of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

          (b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus, and (ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in your judgment any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Securities by the Underwriters in accordance with the terms hereof and thereof.

          (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole.

          (d) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date, as if made and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

          (e) The Underwriters shall have received opinions, each dated the Closing Date and satisfactory in form and substance to counsel to the Underwriters, from Gable & Gotwals, counsel to the Company, to the effect set forth in Exhibit B and Andersen, Byrd, Richeson, Flaherty and Henrichs, special counsel to the Company.

          (f) The Underwriters shall have received an opinion, dated the Closing Date from Jones, Day, Reavis & Pogue, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Underwriters.

          (g) At the Closing Date, the Accountant shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters, confirming that it is an independent accountant with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained or incorporated by reference in the Registration Statement.

          (h) At the Closing Date, there shall be furnished to the Underwriters an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer, President or a Vice President and the Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

               (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

               (iii) Each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

          (i) The Securities shall be qualified for sale in such states as the Underwriters may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

          (j) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor any notice given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities, including the Securities, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

          (k) The Company shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

     6.   Indemnification.
          ---------------

          (a) The Company will indemnify and hold harmless the Underwriters, the directors, officers, employees and agents of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on
(i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or
(ii) above (provided that the Company shall not be liable under this clause
(iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct);

provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the public offering to any person by such Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

          (b) The Underwriters will, severally and not jointly, indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Underwriters, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with written information relating to the Underwriters furnished in writing to the Company by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

          (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 6(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (1) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (2) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (3) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters shall contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, respectively, in each case as described in the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          (e) The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of
(i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Securities and payment therefor or (iii) any termination of this Agreement.

     7.   Termination.  The obligations of the Underwriters under this Agreement
          -----------
may be terminated at any time on or prior to the Closing Date by notice to the Company from the Underwriters, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Securities in the sole judgment of the Underwriters, (a) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (b) a general banking moratorium shall have been declared by either Federal or New York State authorities or (c) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the

Underwriters, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated by the Prospectus.

     8.   Substitution of Underwriters.  If any one or more of the Underwriters
          ----------------------------
shall fail or refuse to purchase any of the Securities that it or they have agreed to purchase hereunder, and the aggregate principal amount of Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities, the other Underwriters shall be obligated, severally, to purchase the Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions that the principal amount of Securities that they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate principal amount of Securities that all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the non-defaulting Underwriters may specify; provided that in no event shall the maximum principal amount of Securities that any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this
Section 8 by more than one-ninth of the principal amount of Securities agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Securities and the aggregate principal amount of Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate principal amount of the Securities and arrangements satisfactory to the non-defaulting Underwriters and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Securities under this Agreement. In any such case either the non-defaulting Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     9.   Miscellaneous.  Notice given pursuant to any of the provisions of this
          -------------
Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 100 West Fifth Street, Tulsa, Oklahoma 74103, Attention: Chief Financial Officer or (b) if to the Underwriters, at the offices of Banc of America Securities LLC, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: Phil Bennett. Any such notice shall be effective only upon receipt. Any notice under Section 7 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

     This Agreement has been and is made solely for the benefit of the Underwriters and the Company and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Securities from the Underwriters.

     All representations, warranties and agreements of the Company contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of their controlling persons and shall survive delivery of and payment for the Securities hereunder.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The Company and the Underwriters each hereby irrevocably waive any right they may have to trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Underwriters and the Company.


                            [signature page follows]

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriters.

                                        Very truly yours,

                                        ONEOK, INC.



                                        By: /s/ Jim Kneale
                                            ---------------------------
                                        Name:  Jim Kneale
                                        Title: Vice President, Chief Financial
                                               Officer and Treasurer

Confirmed as of the date first
above mentioned:

BANC OF AMERICA SECURITIES LLC
BANC ONE CAPITAL MARKETS, INC.
CHASE SECURITIES INC.
SALOMON SMITH BARNEY INC.

By:  BANC OF AMERICA SECURITIES LLC



By: /s/ Lynn T. McConnell
    -------------------------------
Name:   Lynn T. McConnell
Title:  Managing Director

                                   SCHEDULE I

                                  UNDERWRITERS


                                  Principal Amount
Underwriter                        of Securities
--------------------------------  ----------------

Banc of America Securities LLC..   $168,000,000
Banc One Capital Markets, Inc...     24,000,000
Chase Securities Inc............     24,000,000
Salomon Smith Barney Inc........     24,000,000
                                   ------------

            Total...............   $240,000,000
                                   ============

                                  SCHEDULE II

                          SUBSIDIARIES OF THE COMPANY


                                                     State of
                                                     Incorporation
Subsidiary                                           or Organization
----------                                           ---------------

Mid Continent Market Center, Inc....................    Kansas
Market Center Gathering, Inc........................    Kansas
Mid Continent Transportation, Inc...................    Delaware
ONEOK Sayre Storage Company.........................    Delaware
OkTex Pipeline Company..............................    Delaware
ONEOK Gas Transportation, L.L.C.....................    Oklahoma
ONEOK Gas Storage Holdings, Inc.....................    Oklahoma
ONEOK Texas Gas Storage, L.P........................    Texas
ONEOK Gas Transmission Company, L.P.................    Texas
Red River Pipeline, L.P.............................    Texas
ONEOK WesTex Transmission Company...................    Delaware
ONEOK Gas Storage, L.L.C............................    Oklahoma
ONEOK Palo Duro Pipeline Company, Inc...............    Delaware
ONEOK Caprock Pipeline Company......................    Delaware
ONEOK Resources Company.............................    Delaware
ONEOK Services Company..............................    Oklahoma
ONEOK Technology Company............................    Delaware
ONEOK Gas Marketing Company.........................    Delaware
Kansas Gas Marketing Company........................    Kansas
ONEOK Texas NGL Marketing, L.P......................    Texas
ONEOK Texas Gas Marketing, L.P......................    Texas
ONEOK Energy Marketing Holdings, Inc................    Oklahoma
ONEOK Energy Marketing Company......................    Oklahoma
ONEOK Power Marketing Company.......................    Delaware
ONEOK Leasing Company...............................    Delaware
ONEOK Parking Company...............................    Delaware
ONEOK Field Services Company........................    Oklahoma
ONEOK Intrastate Gas Supply, Inc....................    Delaware
ONEOK Midstream Pipeline, Inc.......................    Delaware
Panola Rusk Gatherers (general partnership).........    Texas
ONEOK Bushton Processing, Inc.......................    Delaware
Blue Moon Holdings, L.L.C...........................    Delaware
ONEOK Field Services Holdings, Inc..................    Oklahoma
ONEOK Stinnett Processing, Inc......................    Delaware
ONEOK Midstream, L.L.C..............................    Delaware
ONEOK Texas Gathering, L.P..........................    Texas
ONEOK Texas Processing, L.P.........................    Texas
ONEOK Field Services Transmission, L.L.C............    Oklahoma

                                                       State of
                                                     Incorporation
Subsidiary                                           or Organization
----------                                           ---------------

ONEOK Gas Processing, L.L.C........................     Oklahoma
ONEOK O'Keene Gathering Company....................     Oklahoma
ONEOK Field Services Gathering, L.L.C..............     Oklahoma
ONEOK International, Inc...........................     Delaware
Alpha Transmission Company.........................     Oklahoma
Oklahoma Natural Energy Service Company............     Oklahoma
ONEOK Producer Services, L.L.C.....................     Oklahoma
Potato Hills Gas Gathering System
  (general partnership)............................     Oklahoma
ONEOK Financing Company............................     Kansas
Oasis Acquisition Corporation......................     California
Kansas Gas Service Company.........................     Kansas
American Oil and Gas Corporation...................     Delaware
American Pipeline Company..........................     Delaware
EasTrans Limited Partnership.......................     Texas
Sycamore Gas System (general partnership)..........     Oklahoma
Fox Plant, L.L.C...................................     Delaware

In addition to the interests of the Company in the Subsidiaries set forth above, the Company also directly or indirectly holds various interests in oil and gas wells and related projects and holds various undivided interests in gasoline plants and other facilities relating to the oil and gas business and holds minority interests in various other entities and ventures.

                                                                       EXHIBIT A



                                  ONEOK, INC.



                         PRICE DETERMINATION AGREEMENT
                         -----------------------------


                                                                  April 18, 2000



BANC OF AMERICA SECURITIES LLC
BANC ONE CAPITAL MARKETS, INC.
CHASE SECURITIES INC.
SALOMON SMITH BARNEY INC.
c/o Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina 28255


Dear Sirs:

     Reference is made to the Underwriting Agreement, dated April 18, 2000 (the "Underwriting Agreement"), between ONEOK, Inc., an Oklahoma corporation (the "Company"), and the underwriters named in Schedule I thereto (collectively, the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of $240,000,000 principal amount of the Company's Floating Rate Notes due 2002 (the "Securities") to be issued pursuant to an Indenture dated as of September 24, 1998 between the Company and Chase Bank of Texas, National Association, as Trustee. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

     Pursuant to Section 1 of the Underwriting Agreement, the undersigned agrees with the Underwriters that the purchase price for the Securities to be paid by the Underwriters shall be 99.7% of the aggregate principal amount of the Securities.

     The Company represents and warrants to the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     This Agreement shall be governed by the law of the State of New York without regard to the conflict of law principles of such State.

     If the foregoing is in accordance with your understanding of the agreement between the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement between the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                      Very truly yours,



                                      ONEOK, INC.



                                      By:
                                          --------------------------
                                      Name:
                                      Title:



Confirmed as of the date
  first above mentioned:

BANC OF AMERICA SECURITIES LLC
BANC ONE CAPITAL MARKETS, INC.
CHASE SECURITIES INC.
SALOMON SMITH BARNEY INC.

By:  BANC OF AMERICA SECURITIES LLC



By:
    -------------------------------
Name:
Title:

                                                                       EXHIBIT B



                               Form of Opinion of
                             Counsel to the Company
                             ----------------------


     1. The Company and each of its Subsidiaries is a corporation, limited liability company, general partnership or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is the sole record owner and, to our knowledge, the sole beneficial owner of all of the capital stock, capital interests or partnership interests of each of its Subsidiaries, except that the Company is not the sole owner of the capital interests of the entities set forth on the attached annex to this Exhibit B.

     2. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Securities, in connection with the execution, delivery and performance of the Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby except such as have been obtained under the Act, the Trust Indenture Act and the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Securities.

     3. The Registration Statement and the Prospectus (including any documents incorporated by reference into the Prospectus, at the time they were filed) comply or complied in all material respects as to form with the requirements of the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, the Trust Indenture Act and the Trust Indenture Act Rules and Regulations and the Indenture complies in all material respects as to form with the Trust Indenture Act (except that such counsel need not express an opinion as to (a) financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus (or incorporated by reference therein) and (b) the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustee on Form T-1).

     4. To the best of such counsel's knowledge, any instrument, document, lease, license, contract or other agreement (collectively, "Documents") required to be described or referred to in the Registration Statement or the Prospectus has been properly described or referred to therein and any Document required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit by reference in the Registration Statement; and, to the best of such counsel's knowledge, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Document filed or required to be filed as an exhibit to the Registration Statement.

     5. To the best of such counsel's knowledge, no person or entity has the right to require the registration under the Act of shares of common stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement.

     6. To the best of such counsel's knowledge, the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be described in the Prospectus or such as in the aggregate do not now have and will not in the future have a Material Adverse Effect.

     7. The Securities and the Indenture conform in all material respects as to legal matters to the description thereof contained in the Registration Statement and the Prospectus. All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown in all material respects.

     8. The Company has full corporate power and authority to enter into the Agreement, and the Agreement has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and, except for the indemnification and contribution provisions thereof, as to which such counsel need not express an opinion, is enforceable against the Company in accordance with the terms thereof, subject to bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance or other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, whether such principles are considered in a proceeding at law or equity.

     9. The Company has full corporate power and authority to enter into the Indenture and to issue the Securities, and the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act; the Securities have been duly authorized, executed, authenticated (assuming due authentication by or on behalf of the Trustee), issued and delivered and are entitled to the benefits of the Indenture; and, subject to bankruptcy, insolvency, reorganization, fraudulent transfer or conveyance or other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, whether such principles are considered in a proceeding at law or equity, each of the Indenture and the Securities are legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their respective terms.

     10. The execution and delivery by the Company of, and the performance by the Company of its agreements in, the Agreement, the Indenture and the Securities do not and will not (a) violate the certificate of incorporation or by-laws of the Company, (b) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of which such counsel has knowledge, (ii) any voting trust arrangement or any contract or other agreement to which the Company is a party that restricts the ability of the Company to issue securities of which such counsel has knowledge or (iii) any Document filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement, (c) breach or otherwise violate any existing obligation of the Company under any court or administrative order, judgment or decree of which such counsel has knowledge or (d) violate applicable provisions of any statute or regulation in the State of Oklahoma or of the United States.

          11. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     Such counsel hereby confirms to the Underwriters that such counsel has been advised by the Commission that the Registration Statement has become effective under the Act and that, to such counsel's knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

     Such counsel hereby further confirms to the Underwriters that there are no actions, suits, proceedings or investigations pending or, to such counsel's knowledge, overtly threatened in writing against the Company or any of its Subsidiaries, or any of their respective officers or directors in their capacities as such, before or by any court, governmental agency or arbitrator which (i) seek to challenge the legality or enforceability of the Agreement, the Indenture or the Securities, (ii) seek to challenge the legality or enforceability of any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iii) seek damages or other remedies with respect to any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iv) except as set forth in or contemplated by the Registration Statement and the Prospectus or any of the documents incorporated by reference into the Registration Statement and the Prospectus, seek money damages in excess of 10% of the current assets of the Company and its subsidiaries on a consolidated basis or seek to impose criminal penalties upon the Company, any of its Subsidiaries or any of their respective officers or directors in their capacities as such and of which such counsel has knowledge, other than ordinary routine litigation incidental to the Company's business, or
(v) except as set forth in or contemplated by the Registration Statement and the Prospectus or any of the documents incorporated by reference into the Registration Statement and the Prospectus, seek to enjoin any of the business activities of the Company or any of its Subsidiaries or the transactions described in the Prospectus and of which such counsel has knowledge.

     Such counsel has participated in the preparation of the Registration Statement and the Prospectus. From time to time in connection therewith such counsel has had discussions with (i) officers and representatives of the Company, (ii) representatives of KPMG LLP, the independent accountants who examined certain of the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus, and (iii) the Underwriters' representatives and counsel concerning the information contained in or incorporated by reference in the Registration Statement and the Prospectus. Such counsel has not independently verified and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the information contained in or incorporated by reference in the Registration Statement and the Prospectus. Based solely upon the participation and discussions described above, however, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement and the Prospectus, when read collectively (except for the following as to which such counsel is not called upon to express a view: (a) financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus (or incorporated by reference therein) and (b) the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustees on Form T-1 and (c) the information referred to under the caption "Experts" as having been included or incorporated by reference into the Registration Statement and the

Prospectus on the authority of KPMG LLP as experts), as of the date thereof or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions of their counsel as to matters governed by the laws of jurisdictions other than the United States and the State of Oklahoma, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that in such counsel's opinion that such counsel and the Underwriters are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date. For purposes of paragraph 2 and 10(d) above, such counsel has reviewed only those statutes, rules and regulations, including regulatory rules and regulations, that in such counsel's experience are applicable to transactions of the type contemplated by the Agreement or the Indenture or for the offering, issuance, sale or delivery of the Securities.

     Capitalized terms used in such opinion but not defined shall have the meanings assigned to them in the Agreement.

                               Annex to Exhibit B



Panola Rusk Gatherers (general partnership)
Blue Moon Holdings, L.L.C.
Potato Hills GasGathering System (general partnership)
EasTrans Limited Partnership
Sycamore Gas System (general partnership)


In addition to the Company's interests in the Subsidiaries, the Company also directly or indirectly holds various interests in oil and gas wells and related projects and holds various undivided interests in gasoline plants and other facilities relating to the oil and gas business and holds minority interests in various other entities and ventures.